UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------



                                   FORM 8-K/A



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 OCTOBER 9, 1997


                          BLACK WARRIOR WIRELINE CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)




         0-18754                                        11-2904094
  (COMMISSION FILE NUMBER)                   (IRS EMPLOYER IDENTIFICATION NO.)


       3748 HIGHWAY 45 NORTH
        COLUMBUS, MISSISSIPPI                            39701
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



                                 (601) 329-1047
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

(A)  FINANCIAL   STATEMENTS  OF  BUSINESS  ACQUIRED.   The  following  financial
statements of the business acquired are filed as exhibits hereto:


     FINANCIAL STATEMENTS OF DIAMONDBACK DIRECTIONAL, INC. AS OF AUGUST 31, 1997 (UNAUDITED), DECEMBER 31, 1996 AND 1995 AND FOR THE EIGHT MONTHS ENDED AUGUST 31, 1997 AND 1996 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD MARCH 1, 1995 (INCEPTION OF THE BUSINESS) TO DECEMBER 31, 1995

     Report of Independent Accountants

     Balance Sheets as of August 31, 1997 (unaudited) and December 31, 1996 and 1995

     Statements of Operations for the eight months ended August 31, 1997 and 1996 (unaudited), the year ended December 31, 1996, and the period March 1, 1995 (inception of the business) to December 31, 1995

     Statements of Stockholders' Equity for the eight months ended August 31, 1997 (unaudited), the year ended December 31, 1996, and the period March 1, 1995 (inception of the business) to December 31, 1995

     Statements of Cash Flows for the eight months ended August 31, 1997 and 1996 (unaudited), the year ended December 31, 1996, and the period March 1, 1995 (inception of the business) to December 31, 1995

     Notes to Financial Statements


(B)  PRO  FORMA  FINANCIAL  INFORMATION.   The  following  pro  forma  financial
statements of the registrant are filed as an exhibit hereto:

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF BLACK WARRIOR WIRELINE CORP. AND SUBSIDIARIES FOR THE YEAR ENDED DECEMBER 31, 1996 AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

     Unaudited   Pro   Forma   Condensed   Consolidated   Financial   Statements
     Introduction

     Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996

     Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997

     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS, CONTINUED

     (C) EXHIBITS.

NONE

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



       BLACK WARRIOR WIRELINE CORP. AND SUBSIDIARY



Date:    December 22, 1997
      -----------------------
  By: s/s William Jenkins
      --------------------------
      William Jenkins, President and Chief Operating Officer

                          INDEX TO FINANCIAL STATEMENTS
                          -----------------------------


                                                                 Sequential
                                        Description                Page No.
                                        -----------              ----------

Report of Independent Accountants                                    F - 1


Financial Statements of Diamondback Directional,  Inc. as of
August 31, 1997  (unaudited) and December 31, 1996 and 1995, the eight months ended August 31, 1997 and 1996 (unaudited), the year ended  December 31,  1996,  and the period March 1,
1995 (inception of the business) to December 31, 1995            F-2 - F-8



Unaudited  Pro  Forma   Condensed   Consolidated   Financial
Statements of Black Warrior  Wireline Corp. and Subsidiaries
for the nine  months  ended  September  30, 1997 and for the
year ended December 31, 1996                                     F-9 - F-14

REPORT OF INDEPENDENT ACCOUNTANTS


The Stockholders

Diamondback Directional, Inc.
Conroe, Texas
We have audited the accompanying balance sheets of Diamondback Directional, Inc. (the Company) as of December 31, 1996 and 1995 and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 1996 and the period March 1, 1995 (inception of the business) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overal financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diamondback Directional, Inc. as of December 31, 1996 and 1995 and the results of its operations and its cash flows for the year ended December 31, 1996 and the period March 1, 1995 (inception of the business) to December 31, 1995 in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.

Birmingham, Alabama

October 9, 1997

DIAMONDBACK DIRECTIONAL, INC.
BALANCE SHEETS
August 31, 1997 (Unaudited) and December 31, 1996 and 1995



                                                      August 31,             December 31,          December 31,
                                                      1997                   1996                  1995
                                                      -----------------      ----------------      -----------------
                                                      (Unaudited)
ASSETS

Current assets:
         Cash and cash equivalents                     $         271823       $         79507        $         49408
         Accounts receivable                                    2071805               1343255                 101560
         Prepaid expenses                                         31822                 31235                   5850
                                                       ----------------       ---------------        ---------------

                  Total current assets                          2375450               1453997                 156818
Property, plant, and equipment, net                              123062                 48571                  54268
Other assets                                                        808                  1023                   1346
                                                       ----------------       ---------------        ---------------

                  Total assets                         $        2499320       $       1503591        $        212432
                                                       ================       ===============        ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
         Accounts payable and accrued expenses         $        1114490       $        870714        $         69914
         Related party payable                                       70                    70                  12911
         Notes payable                                                                                         52546
                                                       ----------------       ---------------        ---------------




                  Total current liabilities                      1114560                870784                 135371
                                                        ----------------       ---------------        ---------------

Stockholders' equity:
         Common stock, no par value;
             1,000,000 shares authorized,
             1,000 shares issued and outstanding                    1000                  1000                   1000
         Retained earnings                                       1383760                631807                  76061
                                                        ----------------       ---------------        ---------------

                  Total stockholders' equity                     1384760                632807                  77061
                                                        ----------------       ---------------        ---------------

                  Total liabilities and stockholders'
                    equity                              $        2499320       $       1503591        $        212432
                                                        ================       ===============        ===============

The accompanying notes are an integral part of these financial statements.

DIAMONDBACK DIRECTIONAL, INC.
STATEMENTS OF OPERATIONS

for the eight months ended  August 31, 1997 and 1996 (unaudited), the year ended
     December 31, 1996, and the period March 1, 1995 (inception of the business) to December 31, 1995



                                                                                                                 Period
                                                 Eight Months          Eight Months                           March 1, 1995
                                                       Ended                 Ended          Year Ended            to
                                                    August 31,            August 31,        December 31,       December 31,
                                                       1997                  1996              1996               1995
                                                 ---------------       -------------      --------------      -------------
                                                    (UNAUDITED)        (UNAUDITED)

Net revenues                                     $   6597491            $ 4066602          $  6099903       $   1111896

Operating costs                                      4713765              3024854             4537281            818463

General and administrative expenses                   458988               425941              638911            211059

Depreciation                                           19852                23175               34762              1600
                                                 -----------            ---------          ----------        ----------

         Income from operations                      1404886               592632              888949             80774

Other income (expense):
     Loss on disposal of equipment                                         -35163              -35163
     Other                                              1018                  507                 760
                                                 -----------            ---------         -----------        ----------



         Income before provision
             for state income taxes                  1405904              557976              854546             80774

Provision for state income tax                        -63516              -25867              -38800             -4713
                                                 -----------           ---------          ----------        ----------

         Net income                              $   1342388           $  532109          $   815746        $    76061
                                                 ===========           =========          ==========        ==========


The accompanying notes are an integral part of these financial statements.

DIAMONDBACK DIRECTIONAL, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY

for the eight months ended  August 31, 1997 (unaudited), the year ended December
     31, 1996, and the period March 1, 1995 (inception of the business) to December 31, 1995




                                                            Common Stock
                                                     -----------------------------         Retained              Total
                                                     Shares         Value                  Earnings              Equity
                                                     ---------      --------------      ---------------      --------------

Balance, March 1, 1995                                    1000        $       1000                            $        1000

Net income                                                                               $        76061               76061
                                                    ----------        ------------       --------------       -------------

Balance, December 31, 1995                                1000                1000                76061               77061

Distributions to shareholders                                                                   -260000             -260000

Net income                                                                                       815746              815746
                                                     ---------        ------------       --------------       -------------

Balance, December 31, 1996                                1000                1000               631807              632807

Distribution to shareholders (unaudited)                                                        -590435             -590435

Net income (unaudited)                                                                          1342388             1342388
                                                     ---------        ------------       --------------       -------------



Balance, August 31, 1997 (unaudited)                      1000        $       1000       $      1383760       $     1384760
                                                     =========        ============       ==============       =============


The accompanying notes are an integral part of these financial statements.

DIAMONDBACK DIRECTIONAL, INC.
STATEMENTS OF CASH FLOWS
for the eight months ended  August 31, 1997 and 1996 (unaudited), the year ended
     December 1996, and the period March 1, 1995 (inception of the business) to December 31, 1995



                                                                                                                         Period
                                                           Eight Months        Eight Months                            March 1, 1995
                                                           Ended               Ended               Year Ended          to
                                                           August 31,          August 31,          December 31,        December 31,
                                                                1997                1996                1996           1995
                                                           ---------------     ---------------     ------------        -------------
                                                             (UNAUDITED)         (UNAUDITED)

Cash flows from operating activities:
     Net income                                            $  1342388           $  532109     $        815746          $    76061
     Adjustments to reconcile net income to net cash
         provided by operating activities:
             Depreciation                                       19852               23175               34762                1600
             Amortization                                         215                 215                 323                 269
             Loss on disposal of property, plant, and
              equipment                                         35163               35163
             Change in:
                 Accounts receivable                          -728550             -827797            -1241695             -101560
                 Prepaid expenses                                -587              -16923              -25385               -5850
                 Other assets                                                                                               -1615




                 Accounts payable and accrued expenses         243776             533867              800800               69914
                 Related party payable                                                                -12841               12911
                                                           ----------          ---------       -------------     -  ------------

                             Net cash provided
                              by operating activities          877094             279809              406873               51730
                                                           ----------          ---------       -------------     -  ------------

Cash flows from investing activities:
     Purchases of property, plant, and equipment               -94343             -42819              -64228               -6608
                                                           ----------          ---------       -------------     -  ------------

                             Net cash used in investing
                              activities                       -94343             -42819              -64228               -6608
                                                           ----------          ---------       -------------     -  ------------

Cash flows from financing activities:
     Proceeds from notes payable                                                                                          35040
     Principal payments, notes payable                                           -47440              -52546              -31754
     Proceeds from issuance of common stock                                                                                1000
     Distributions to shareholders                            -590435            -35000             -260000
                                                           ----------         ---------       -------------     -  ------------

                         Net cash (used in) provided by
                            financing activities              -590435            -82440             -312546                4286
                                                           ----------         ---------       -------------     -  ------------

                         Net increase in cash and cash
                            equivalents                        192316            154550               30099               49408
Cash and cash equivalents, beginning of period                  79507             49408               49408
                                                           ----------         ---------       -------------     -  ------------


Cash and cash equivalents, end of period                   $   271823         $  203958       $       79507     $         49408
                                                           ==========         =========       =============     ===============

Supplemental  disclosure of cash flow  information:
  Cash paid during the period for:
         Income taxes                                      $    38800         $    4713       $       4713
                                                           ==========         =========       ============

Supplemental schedule of noncash investing and financing
activities:
         Purchase of property, plant, and equipment by
             issuance of notes payable                                                                            $         49260
                                                                                                                  ===============


The accompanying notes are an integral part of these financial statements.

DIAMONDBACK DIRECTIONAL, INC.
NOTES TO FINANCIAL STATEMENTS



1. GENERAL INFORMATION

Diamondback Directional, Inc. (the Company), incorporated in the state of Texas, is an oil and gas well service company which provides directional and horizontal drilling services to companies primarily in Texas. The Company began operations on March 1, 1995.

The Company's services are performed primarily by independent contractors, utilizing their own equipment. The unavailability of such equipment on a timely basis to meet the Company's needs or an inability to contract with subcontractors on favorable terms could materially affect the Company's financial position, results of operations, and cash flows.

The unaudited balance sheet as of August 31, 1997 and the unaudited statements of operations and cash flows for the eight months ended August 31, 1997 and 1996, in the opinion of management, have been prepared on the same basis as the audited financial statements and include all significant adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the results of the interim periods. Any data disclosed in these notes to the financial statements for these periods is also unaudited. Operating results of the Company for the eight months ended August 31, 1997 are not necessarily indicative of the results that may have been expected for the entire year ending December 31, 1997.


2. SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS - The Company considers all investments with an original maturity of three months or less to be cash equivalents.

PROPERTY, PLANT, AND EQUIPMENT - Property, plant, and equipment is stated at cost. The cost of maintenance and repairs is charged to expense when incurred; the cost of betterments is capitalized. The cost of assets sold or otherwise disposed of and the related accumulated depreciation are removed from the accounts and the gain or loss on such disposition is included in income. Depreciation is computed using accelerated methods over the estimated useful lives of the assets (leasehold improvements years, vehicles and other equipment
- 5 to 7 years).

INCOME TAXES - The Company and its stockholders elected to be taxed under the provisions of Sub-Chapter S of the Internal Revenue Code. Therefore, current income taxes and deferred income taxes on timing deficiencies are not provided. However, the Company is still subject to certain state taxes which are provided for in the financial statements.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying amount of the Company's cash and cash equivalents, accounts receivable, and notes payable approximates fair value due to the relatively short period to maturity of these instruments.


3. PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment includes the following at August 31, 1997 (unaudited) and December 31, 1996 and 1995:


                                        August 31,          December 31,       December 31,
                                        1997                1996               1995
                                        --------------      --------------     -------------
                                           (UNAUDITED)

Vehicles                                $     25575        $        25575
Leasehold improvements                        10155                  9540
Drilling equipment                            81094                  9314      $      49260
Office equipment                              57720                 35772              6608
                                        -----------        --------------      ------------

                                             174544                 80201             55868
Less accumulated depreciation                -51482                -31630             -1600
                                        -----------        --------------      ------------

Net property, plant, and equipment      $    123062        $        48571      $      54268
                                        ===========        ==============      ============


4. NOTES PAYABLE

The Company issued notes payable to finance certain equipment purchases. All notes were due in 12 equal monthly payments with interest accruing at approximately 8% per annum.


5. INCOME TAXES

The provision for state income taxes of $38,800 and $4,713 for the year ended December 31, 1996 and the period March 1, 1995 (inception of the business) to December 31, 1995, respectively, is primarily for Texas franchise taxes.


6. MAJOR CUSTOMERS

Most of the Company's business activity is with customers engaged in drilling and operating oil and natural gas wells primarily in Texas. Substantially all of the Company's accounts receivable at December 31, 1996 and 1995 is from such customers. Performance in accordance with the credit arrangements is in part dependent upon the economic condition of the natural gas and oil industries in Texas. The Company does not require its customers to pledge collateral on its accounts receivable.

The Company earned revenues in excess of 10% of its total revenues from the following customers for the year ended December 31, 1996 and the period March 1, 1995 (inception of the business) to December 31, 1995:


                                                                   Period
                                              Year              March 1, 1995
                                             Ended                    to
                                          December 31,           December 31,
                                              1996                  1995
                                        -----------------      -----------------

       Union Pacific Resources          $    1108870           %
       Chesapeake Operating                   924469

       Reata Oil and Gas                      682074
       U. S. Operating                                       $       463645
       H. Bryan Poff                                                 185020
                                        ------------         --------------

                                        $    2715413         $       648665
                                        ============         ==============







7. SUBSEQUENT EVENT

On October 9, 1997, substantially all of the assets and liabilities of Diamondback Directional, Inc. was sold to Black Warrior Wireline Corp., effective September 1, 1997, for approximately $8,920,000 in cash, notes payable, and common stock.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
  FINANCIAL STATEMENTS INTRODUCTION


The accompanying unaudited pro forma condensed consolidated financial statements reflect the condensed consolidated results of operations of Black Warrior Wireline Corp. and subsidiaries (the Company) for the year ended December 31, 1996, and the nine months ended September 30, 1997 after giving pro forma effect to (i) the purchase of Petro - Log, Inc. (Petro - Log), (ii) the purchase of Dyna Jet, Inc. (Dyna Jet), (iii) the purchase of Diamondback Directional, Inc.
(DDI), and (iv) incurrence of deb and issuance of common stock in connection with the acquisitions. The purchases of Petro - Log, Dyna Jet, and DDI were all completed prior to September 30, 1997 and therefore are reflected in the Company's September 30, 1997 condensed consolidated balance sheet, previously filed on Form 10-QSB. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" an the respective historical financial statements of the Company, Dyna Jet, Petro - Log, and DDI and the related notes thereto. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the acquisitions actually been completed or had the debt or common stock been issued as of the dates indicated on the following pages nor which may be achieved in the future.

Black Warrior Wireline Corp. and Subsidiaries
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS for the year ended December 31, 1996


                                                          Black Warrior
                                                          Wireline                                            Diamondback
                                                          Corp. and            Dyna Jet       Petro - Log     Directional
                                                          Subsidiaries (a)     Inc.   (b)     Inc. (c)        Inc. (d)
                                                          ------------------   -------------- --------------- -----------------

Net revenues                                              $          7582021   $       514590 $       1456272 $         6099903

Operating costs                                                      5116777           175111         1058083           4537281
Selling, general, and administrative expenses                        1302994           349685          257552            638911
Depreciation and amortization                                         574400            43155           75243             34762
                                                          ------------------   -------------- --------------- -- --------------

             Income (loss) from operations                            587850           -53361           65394            888949
Interest expense and amortization of debt discount                   -342197            -1129           -1504               760
Net gain (loss) on sale of fixed assets                                76645            -3550          675000            -35163
Other income (loss)                                                    39425             -284
                                                          ------------------   -------------- --------------- -- --------------

             Income (loss) before (provision) benefit
                 for income taxes and extraordinary gain              361723           -58324          738890            854546
(Provision) benefit  for income taxes                                  65715           -21924         -262000            -38800
                                                          ------------------   -------------- --------------- -- --------------


(continued)


                                                                                          Pro Forma
                                                                Pro Forma                 Consolidated
                                                                Adjustments               As Adjusted
                                                                -----------------         ------------------

Net revenues                                                                               $        15652786

Operating costs                                                                                     10887252
Selling, general, and administrative expenses                                                        2549142
Depreciation and amortization                                   $          661621  (e)               1389181
                                                                -----------------          -----------------

             Income (loss) from operations                                -661621                     827211
Interest expense and amortization of debt discount                        -745731  (f)              -1089801
Net gain (loss) on sale of fixed assets                                                               712932
Other income (loss)                                                                                    39141
                                                                -----------------          -----------------

             Income (loss) before (provision) benefit
                 for income taxes and extraordinary gain                 -1407352                     489483
(Provision) benefit  for income taxes                                      249586  (g)                 -7423
                                                                -----------------          -----------------


                                                          Black Warrior
                                                          Wireline                                            Diamondback
                                                          Corp. and            Dyna Jet       Petro - Log     Directional
                                                          Subsidiaries (a)     Inc.   (b)     Inc. (c)        Inc. (d)
                                                          ------------------   -------------- --------------- -----------------


             Income (loss) before extraordinary gain                  427438           -80248          476890            815746
Extraordinary gain on extinguishment of debt                         1608501
                                                          ------------------   -------------- --------------- -- --------------

             Net income (loss)                            $          2035939   $       -80248 $        476890 $          815746
                                                          ==--==============   ============== =============== == ==============

Income per common share primary (h):
     Income before extraordinary gain                     $             0.41
     Extraordinary gain                                                 1.55
                                                          ------------------

             Net  income per common share                 $             1.96
                                                          ==================

Income per common share fully diluted (i):
     Income before extraordinary gain
     Extraordinary gain


             Net income per common share


Weighted average number of common shares outstanding:

         Primary (h)                                                 1040192
                                                          ==================
         Fully diluted (i)



(continued)


                                                       Pro Forma
                                                       Pro Forma                 Consolidated
                                                       Adjustments               As Adjusted
                                                       -----------------         ------------------


             Income (loss) before extraordinary gain            -1157766                     482060
Extraordinary gain on extinguishment of debt                                                1608501
                                                       -----------------         ------------------

             Net income (loss)                         $        -1157766         $          2090561
                                                       =================         ==================

Income per common share primary (h):
     Income before extraordinary gain                                            $             0.22
     Extraordinary gain                                                                        0.74
                                                                                 ------------------

             Net  income per common share                                        $             0.96
                                                                                 ==================

Income per common share fully diluted (i):
     Income before extraordinary gain                                            $              .20
     Extraordinary gain                                                                         .44
                                                                                 ------------------

             Net income per common share                                         $              .66
                                                                                 ==================

Weighted average number of common shares
     outstanding:                                                                           2177957
                                                                                 ==================
         Primary (h)

         Fully diluted (i)                                                                  3531215
                                                                                 ==================


See notes to unaudited pro forma condensed consolidated financial statements.

BLACK WARRIOR WIRELINE CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS for the nine months ended September 30, 1997


                                                               Black Warrior
                                                               Wireline                                         Diamondback
                                                               Corp. and                  Petro - Log           Directional
                                                               Subsidiaries (j)           Inc. (k)              Inc. (l)
                                                               ------------------         ----------------      ----------------

Net revenues                                                   $          9218909         $         612620      $        6597491

Operating costs                                                           8034800                   493313               5172753
Depreciation and amortization                                              931969                    27541                 19852
                                                               ------------------         ----------------      ----------------

             Income from operations                                        252140                    91766               1404886
Interest expense and amortization of debt discount                        -408149                     -311
Other income                                                                82374                   675000                  1018
                                                               ------------------         ----------------      ----------------

             Income (loss) before provision for income taxes               -73635                   766455               1405904
Provision for income taxes                                                                         -271774                -63516
                                                               ------------------         ----------------      ----------------

             Net income (loss)                                 $           -73635         $         494681      $        1342388
                                                               ==================         ================      ================

Net income (loss) per common share:


(continued)



                                                                                            Pro Forma
                                                                 Pro Forma                  Consolidated
                                                                 Adjustments                As Adjusted
                                                                 -----------------          ------------------

Net revenues                                                                                $         16429020

Operating costs                                                                                       13700866
Depreciation and amortization                                    $          358837  (m)                1338199
                                                                 -----------------          ------------------

             Income from operations                                        -358837                     1389955
Interest expense and amortization of debt discount                         -397724  (n)                -806184
Other income                                                                                            758392
                                                                 -----------------          ------------------

             Income (loss) before provision for income taxes               -756561                     1342163
Provision for income taxes                                                 -182948  (q)                -518238
                                                                 -----------------          ------------------

             Net income (loss)                                   $         -939509          $           823925
                                                                 =================          ==================

Net income (loss) per common share:



                                                               Black Warrior
                                                               Wireline                     Pro Forma
                                                               Corp. and                    Consolidated
                                                               Subsidiaries (j)             As Adjusted
                                                               ------------------           -----------------


     Primary (o)                                               $           (0.03)           $            .24
                                                               ==================           ================

     Fully diluted (p)                                                                      $            .17
                                                                                            ================


Weighted average number of common shares outstanding:
         Primary (o)                                                      2313324                    3712976
                                                               ==================           ================

         Fully diluted (p)                                                                           5882234
                                                                                            ================


See notes to unaudited pro forma condensed consolidated financial statements.

Black Warrior Wireline Corp. and Subsidiaries
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
   FINANCIAL STATEMENTS


The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1996 gives effect to the consolidated results of operations of the Company for the year ended December 31, 1996, as if the acquisitions of Petro - Log, Dyna Jet, DDI, and the issuance of debt and common stock for the acquisitions occurred on January 1, 1996. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1997 gives effect to the consolidated results of operations of the Company for the nine months ended September 30, 1997, as if the acquisitions of Petro - Log and DDI, and the issuance of debt and common stock for these acquisitions occurred on January 1, 1997. These results are not necessarily indicative of the consolidated results of operations of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1996 and 1997, respectively. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company, Petro - Log, Dyna Jet, and DDI and the related notes thereto.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996 ARE AS FOLLOWS:

(a) Represents the condensed consolidated results of operations of the Company for the year ended December 31, 1996.

(b) Represents the condensed results of operations of Dyna Jet for the period January 1, 1996 to November 20, 1996, the acquisition date by the Company.

(c) Represents the condensed results of operations of Petro - Log for the year ended March 31, 1997. Petro - Log was acquired by the Company on June 9, 1997.

(d) Represents the condensed results of operations of DDI for the year ended December 31, 1996. DDI was acquired by the Company effective September 1, 1997.

(e) Represents the net increase in depreciation expense ($384,409) and the increase to amortization ($320,400) of the cost over fair value of net assets acquired over ten to 25 years as a result of the preliminary purchase price allocation. Depreciation expense was reduced to $43,188 to reflect the distribution of certain assets to the former stockholders of Petro - Log and Dyna Jet.

(f) Reflects the increase in interest costs ($746,686) resulting from additional debt of $9,540,549 with weighted average interest of 7.8% associated with the financing of Dyna Jet, Petro - Log, and DDI and the reduction to interest costs ($955) on a note payable to the former stockholder of Dyna Jet.

Black Warrior Wireline Corp. and Subsidiaries
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
   FINANCIAL STATEMENTS, CONTINUED



(g) Reflects applicable income tax effects of adjustments ($540,132) and the increase to provision for income taxes of DDI ($290,546) as if it had been taxed as a C-Corporation instead of an S-Corporation.

(h) Pro forma weighted average number of common shares outstanding on a primary basis reflects the increase to common stock equivalents using the treasury stock method for 666,000 warrants issued on June 9, 1997 in connection with the issuance of debt. The proceeds of this debt were used to, among other things, purchase Petro - Log. The pro-forma weighted average also reflects 600,000 additional shares issued on October 25, 1996. The proceeds of this offering were used to, among other things, purchas Dyna Jet. The pro-forma weighted average also reflects 647,569 shares of common stock issued to the former owners of DDI in connection with its acquisition.

(i) Pro forma weighted average number of common shares on a fully diluted basis reflects the increase in common shares of 1,353,258 using the if converted method for the Company's convertible debt. Also reflects reduction of interest expense, net of tax, of $233,630 as a result of the assumed conversion.


     PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 ARE AS
     FOLLOWS:

(j) Represents the condensed consolidated results of operations of the Company for the nine months ended September 30, 1997.

(k) Represents the condensed results of operations of Petro - Log for the period January 1, 1997 to June 9, 1997, the date it was acquired.

(l) Represents the condensed results of operations of DDI for the eight months ended August 31, 1997. DDI was acquired by the Company effective September 1, 1997.

(m) Represents the increase in depreciation expense ($160,170) and the increase to amortization ($198,667) of the cost over fair value of net assets acquired over 25 years.

(n) Reflects the increase in interest costs ($397,724) resulting from additional debt of $9,070,549 with effective interest at 7.8% associated with the financing of Petro - Log and DDI.

(o) Pro forma weighted average number of common shares outstanding reflects the increase to common stock equivalents using the treasury stock method for 666,000 warrants issued on June 5, 1997, in connection with the issuance of debt. The proceeds of this debt were used to, among other things, purchase Petro - Log.
The pro-forma weighted average also reflects 647,569 shares of common stock issued to the former owners of DDI in connection with its acquisition.

(p) Pro forma weighted average number of common shares on a fully diluted basis reflects the increase in common shares of 1,353,258 using the if converted method for the Company's convertible debt and the increase to common stock using the treasury stock method for 725,000 warrants issued on October 9, 1997, in connection with the issuance of debt. Also reflects reduction of interest expense, net of tax of $175,225 as a result of the assumed conversion.

(q) Reflects applicable income tax effect of adjustments ($295,059) and the increase to the provision for income taxes of DDI ($478,007) as if it had been taxed as a C-Corporation instead of an S-Corporation